Liberty Tax-Exempt Fund

On November 7, 2002, Liberty Tax-Exempt Fund (Fund) purchased 170,000 par value of California State Department of Water Resources Power Supply 5/1/16 5.50% (Securities) for a total purchase price of $184,790 from Bear Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty Tax-Exempt Fund (Fund) purchased 340,000 par value of California State Department of Water Resources Power Supply 5/1/16 5.50% (Securities) for a total purchase price of $369,580 from Salomon Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty Tax-Exempt Fund (Fund) purchased 510,000 par value of California State Department of Water Resources Power Supply 5/1/16 5.505% (Securities) for a total purchase price of $554,370 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty Tax-Exempt Fund (Fund) purchased 1,700,000 par value of California State Department of Water Resources Power Supply 5/1/16 5.50% (Securities) for a total purchase price of $1,847,900 from JP Morgan Securities, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

Liberty Tax-Exempt Insured Fund

On November 7, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased 125,000 par value of California State Department of Water Resources Power Supply 5/1/13 5.505% (Securities) for a total purchase price of $139,463 from First Albany Corp. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.


On November 7, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased 125,000 par value of California State Department of Water Resources Power Supply 5/1/13 5.505% (Securities) for a total purchase price of $139,463 from Dain Rauscher Wessels pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.


On November 7, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased 125,000 par value of California State Department of Water Resources Power Supply 5/1/13 5.505% (Securities) for a total purchase price of $139,463 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.


On November 7, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased 125,000 par value of California State Department of Water Resources Power Supply 5/1/13 5.505% (Securities) for a total purchase price of $139,463 from Prudential Securities pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased 125,000 par value of California State Department of Water Resources Power Supply 5/1/13 5.505% (Securities) for a total purchase price of $139,463 from EJ DE LA ROSA. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.


On November 7, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased 250,000 par value of California State Department of Water Resources Power Supply 5/1/13 5.505% (Securities) for a total purchase price of $278,925 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased 375,000 par value of California State Department of Water Resources Power Supply 5/1/13 5.505% (Securities) for a total purchase price of $418,388 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.

On November 7, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased 1,250,000 par value of California State Department of Water Resources Power Supply 5/1/13 5.505% (Securities) for a total purchase price of $1,394,388 from JP Morgan Securities, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; UBS PaineWebber Inc.; Banc of America Securities LLC; BNY Capital Markets, Inc. (a subsidiary of The Bank of New York Co.); CIBC World Markets; EBONDTRADE LLC; Fidelity Capital Markets; First Albany Corporation; Goldman, Sachs & Co.; Jackson Securities, LLC; Loop Capital Markets; Merrill Lynch & Co.; M.R. Beal & Company; Pacific American Securities, LLC; Prager McCarthy & Sealy; Prudential Securities, Inc.; Ramirez & Co., Inc.: RBC Dain Rauscher Inc.; Redwood Securities Group, Inc.; Siebert Brandford Shank & Co.; Stone & Youngberg LLC; Sutter Securities Incorporated; The Chapman Company; U.S. BancCorp Piper Jaffray; Wells Fargo Bank, N.A.